Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

                In connection with the Annual Report of China Properties Developments, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

                (1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    April 17, 2007                                                        By:   __/s/ Ping’an Wu__________________________
                                                                                                     Ping’an Wu, Chief Executive Officer and President
                                                                                                     (Principal Executive Officer)

Dated:    April 17, 2007                                                        By:   __/s/ Shuo (Steven) Lou_____________________
                                                                                                     Shuo (Steven) Lou, Chief Financial Officer,
                                                                                                     Chief Accounting Officer and Executive VP
                                                                                                     (Principal Financial Officer)